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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                        --------------------------------------

                                      FORM 8-K/A

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) November 12, 1996


                              Quality Food Centers, Inc.
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                (Exact name of registrant as specified in its charter)


                                      Washington
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                    (State or other jurisdiction of incorporation)



              0-15590                                 91-1330075
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    (Commission File Number)                (IRS Employer Identification No.)


   10112 N.E. 10th Street
   Bellevue, Washington                                                  98004
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(Address of principal executive                                      (Zip Code)
offices)

          Registrant's telephone number, including area code (206) 455-3761


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            (Former name or former address, if changed since last report)


                                 Page 1 of     Pages
                              Exhibit Index on Page 4

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ITEM 5.  OTHER EVENTS

         As previously reported under Item 5 in the Company's Current Report on Form 8-K dated November 12, 1996, QFC entered into a letter of intent with Keith Uddenberg, Inc. ("KUI") to acquire KUI, which operates 25 stores in the western and southern Puget Sound region of the state of Washington. On December 18, 1996, the Company entered into a definitive Agreement and Plan of Merger with KUI providing for the acquisition by the Company of KUI for approximately $76.1 million, less any debt of KUI outstanding at the time of the Merger, plus working capital of KUI at the time of the Merger, plus the appraised fair market value of certain properties of KUI (which KUI estimates to have a value of approximately $11.3 million), subject to certain further adjustments. The consideration will be paid 50% in cash and 50% in QFC common stock, based on a fixed price per share of QFC common stock of $39.075. The shareholders of KUI will have the option of being paid entirely in cash. The transaction is expected to be completed in early 1997, subject to certain conditions and regulatory approval.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

    2(a) Agreement and Plan of Merger, dated as of December 18, 1996, among QFC, KU Acquisition Corporation, Keith Uddenberg, Inc. and the shareholders named therein (filed as exhibit 2(c) to QFC's Registration Statement on Form S-3 filed on December 23, 1996 (file No. 333-18567)).

    2(b) Form of Investors Rights Agreement to be entered into by and among QFC and certain shareholders of Keith Uddenberg, Inc.
            (filed as exhibit 2(d) to QFC's Registration Statement on Form S-3 filed on December 23, 1996 (file No. 333-18567))

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SIGNATURES:

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUALITY FOOD CENTERS, INC.


December 27, 1996                           By:       /s/ MARC W. EVANGER
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                                            Marc W. Evanger, Vice President
                                            and Chief Financial Officer
                                            and Secretary/Treasurer

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                                  INDEX TO EXHIBITS


Exhibit Number                                                      Exhibit Page

2(a) Agreement and Plan of Merger, dated as of December 18, 1996, among QFC, KU Acquisition Corporation, Keith Uddenberg,
            Inc. and the shareholders named therein (filed as exhibit 2(c) to QFC's Registration Statement on Form S-3 filed on December 23, 1996 (file No. 333-18567)).

2(b) Form of Investors Rights Agreement to be entered into by and among QFC and certain shareholders of Keith Uddenberg, Inc. (filed as exhibit 2(d) to QFC's Registration Statment on Form S-3 filed on December 23, 1996 (file No. 333-18567))